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                            SCHEDULE 14A INFORMATION

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                         Morton's Restaurant Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

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From: SANFORD TELLER COMMUNICATIONS           May 2, 2001
      1365 York Avenue
      New York, NY 10021
      (212) 717-0332

For: MORTON'S RESTAURANT GROUP, INC.         FOR IMMEDIATE RELEASE
     3333 New Hyde Park Road
     New Hyde Park, NY  11042
     (516) 627-1515
     www.mortons.com

Contact: THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
         MORTON'S RESTAURANT GROUP, INC.


MORTON'S RESTAURANT GROUP TO REVIEW UNSOLICITED PROPOSAL.

     New Hyde Park, NY....Morton's Restaurant Group, Inc. (NYSE:MRG) confirmed that it had received an unsolicited proposal letter from BFMA Holding Corp. seeking to negotiate the purchase of the Company. Allen J. Bernstein, Chairman, President and Chief Executive Officer of Morton's Restaurant Group, said, "We intend to give due consideration to the BFMA proposal, and have retained Greenhill & Co., LLC to advise the Board in its deliberations. The Company will respond in due course once the Board has concluded its evaluation process."

     EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS
NEWS RELEASE, THE MATTERS ADDRESSED ARE FORWARD - LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, COMPETITIVE ACTIVITIES, THE COMPANY'S EXPANSION PLANS AND RESTAURANT PROFITABILITY LEVELS AND OTHER MATTERS IDENTIFIED FROM TIME TO TIME IN THE COMPANY'S PUBLIC REPORTS AND SEC FILINGS. ACTUAL RESULTS MAY VARY.